EXHIBIT 10.16
OMNIBUS AMENDMENT AGREEMENT
TO
EMPLOYMENT AGREEMENT
     THIS OMNIBUS AMENDMENT AGREEMENT (this “Amendment”) is made as of December 8, 2005, by and between Century Aluminum Company, a Delaware corporation (the “Company”), and David W, Beckley (the “Executive”).
RECITALS
     A. The Company and the Executive are parties to an Employment Agreement, made as of January 1, 2002, as amended by that Amendment Agreement, dated as of December 9, 2003, as amended by that Amendment Agreement, dated as of March 22, 2005, and as further amended by that Second Amendment to Employment Agreement, dated as of June 28, 2005 (collectively, the “Employment Agreement”);
     B. The Company and the Executive are parties to a Severance Protection Agreement, dated as of August 1, 2005 (the “SPA”);
     C. The Company desires to (i) extend the term of the Employment Agreement and the SPA through March 31, 2006; and (ii) amend the Employment Agreement to reflect Executive’s current Base Salary and additional compensation payments;
     D. Executive is willing to continue his employment on the terms and conditions set forth in this Amendment;
     E. Executive and the Company have agreed to amend the Employment Agreement, the SPA and the Consulting Agreement on the terms and conditions set forth in this Amendment;
     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:
          1. Term of Employment. Section 1 of the Employment Agreement is hereby amended by substituting “March 31, 2006” for “December 31, 2005” in line two.
          2. Base Salary. Section 2.1(a)(i) of the Employment Agreement is hereby amended by substituting “25,417” for “22,667” in line one and “305,000” for “272,000” in line six, The following new sentence in its entirety shall be added at the end of Section 2.1(a)(i):
“In addition to the foregoing Base Salary, Executive shall, beginning January 1, 2006, be paid an additional payment of $24,000 each month during the term of this Agreement.”

          3. Term of Severance Protection Agreement. Section 1 of the SPA is hereby amended by substituting “March 31, 2006” for “December 31, 2005” in line three.
          4. Incorporation of Amendment Agreement. Except as explicitly set forth in this Amendment, the parties do not intend to modify the terms and conditions of the Employment Agreement, the SPA or the Consulting Agreement; those terms and conditions shall remain in full force and effect, and they shall be incorporated into this Amendment by this reference.
CENTURY ALUMINUM COMPANY

By:	/s/ Craig A. Davis Craig A. Davis
Chairman and Chief Executive Officer

/s/ David W. Beckley

David W. Beckley

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